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                                 POWER OF ATTORNEY


     The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, for Farm Bureau Life Variable Account (Form S-6) and Farm Bureau Life Annuity Account (Form N-4)), exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of Flexible Premium Variable Life Insurance Policies and Flexible Premium Deferred Variable Annuity Contracts.


Signature                     Title                         Date

/s/ Kenneth R. Ashby          Director,                     11/2/93
-------------------------     Farm Bureau Life         -----------------
                              Insurance Company

/s/ Al Christopherson         Director,                     11/2/93
-------------------------     Farm Bureau Life         -----------------
                              Insurance Company

/s/ Ernest A. Glienke         Director,                     11/2/93
-------------------------     Farm Bureau Life         -----------------
                              Insurance Company

/s/ Craig D. Hill             Director,                     11/2/93
-------------------------     Farm Bureau Life         -----------------
                              Insurance Company

/s/ Craig A. Lang             Director,                     11/2/93
-------------------------     Farm Bureau Life         -----------------
                              Insurance Company

/s/ Lindsey D. Larson         Director,                     11/2/93
-------------------------     Farm Bureau Life         -----------------
                              Insurance Company

/s/ Donald O. Narigon         Director,                     11/2/93
-------------------------     Farm Bureau Life         -----------------
                              Insurance Company

/s/ Bryce P. Neidig           Director,                     11/2/93
-------------------------     Farm Bureau Life         -----------------
                              Insurance Company

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/s/ Howard D. Poulson         Director,                     11/2/93
-------------------------     Farm Bureau Life         -----------------
                              Insurance Company

/s/ Bennett M. Osmonson       Director,                     11/2/93
-------------------------     Farm Bureau Life         -----------------
                              Insurance Company

/s/ Beverly Schnepel          Director,                     11/2/93
-------------------------     Farm Bureau Life         -----------------
                              Insurance Company